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Solera

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October 28, 2014 2014 STOCKHOLDER OUTREACH SUMMARY OF EXECUTIVE COMPENSATION PROGRAM

SAFE HARBOR STATEMENT
Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and historical results or performance that may suggest trends for our business. These forward-looking statements include statements about: Mission 2020, including our ability to achieve Mission 2020; our acquisition strategy; our ability to continue to diversify our business; geographic expansion; operating benefits emanating from our capital structure; realizable compensation associated with the Mission 2020 Awards and historical results that may suggest trends for our business, including our completed acquisitions, revenue and Adjusted EBITDA results, stockholder returns, our financial and operating performance relative to our peer group companies and total direct compensation. These forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-
looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: our reliance on a limited number of customers for a substantial portion of our revenues; unpredictability and volatility of our operating results, which include the volatility associated with foreign currency exchange risks, our sales cycle, seasonality, global economic conditions, acquisitions and other factors; risks associated with the uncertainty in and volatility of global economic conditions; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including regulatory matters and our ability to successfully integrate our acquired businesses; we may not complete any subsequent acquisitions of additional equity interests of our
Service Repair Solutions joint venture ("SRS"); the failure to realize the expected benefits from SRS or our investment in or subsequent acquisition of SRS; our inability to successfully integrate SRS's business, including SRS's existing employees, infrastructure and service offerings, with our existing businesses at reasonable cost, or at all; our inability to pay (or finance, as applicable) the call price or put prices for additional equity interests in SRS at our expected cost, or at all, and the possible reduction in our cash balance or increase in outstanding debt after payment of such call price or put prices; risks associated with entering new business segments with which we have limited experience or successful integration of acquired businesses that operate in industries outside of our core market; effects of competition on our software and service pricing and our business; time and expenses associated with customers switching from competitive software and services to our software and services; rapid technology changes in our industry; risks associated with operating in multiple countries; risks associated with a diversified business; effects of changes in or violations by us or our customers of government regulations; use of cash to service our debt and effects on our business of restrictive covenants in our bond indentures; our ability to obtain additional financing as necessary to support our operations, including Mission 2020; our reliance on third-party information for our software and services; costs and possible future losses or impairments relating to our acquisitions; the financial impact of future significant restructuring and severance charges; the impact of changes in our tax provision (benefit) or effective tax rate; our ability to pay dividends or repurchase shares in future periods; our dependence on a limited number of key personnel; effects of system failures or security breaches on our business and reputation; and any material adverse impact of current or future litigation on our results or business, including litigation with Mitchell International; and other risks and uncertainties that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements described in our filings with the Securities and Exchange Commission, particularly our Annual Report on Form 10-K for the year ended June 30, 2014. We undertake no obligation to publicly update or revise any forward-looking statement. This presentation includes a calculation of Adjusted
EBITDA, a non-GAAP financial measure that is different from financial measures calculated in accordance with GAAP and may be different from calculations of Adjusted EBITDA made by other companies. A quantitative reconciliation of Adjusted EBITDA to Net Income and Adjusted Net
Income to GAAP Net earnings, the most directly comparable GAAP financial measures, was previously included in our Q4 fiscal year 2014 earnings release issued on August 26, 2014.

Update to Mission 2020
Mission 2020
$2 billion in revenue and $800 million (subsequently revised to $840 million in Aug 2014) in
Adjusted EBITDA by FY2020.
•
Requires significant and long-term commitment to grow the business.
• Publicly announced in FY13.
• Uncommon for companies to publicly announce such long term growth initiatives.
How do we drive the growth required to achieve Mission 2020 and mitigate risk?
• LDD Strategy:
Leverage our core business,
Diversify into new markets and geographies, and
Disrupt the market with investments in new technologies and businesses.
Mission 2020 Growth Requirements.
• Based on our FY13 step-off rate (on a straight-line basis):
Requires revenue CAGR of 13.2%, and
Requires Adjusted EBITDA (at $800M) CAGR of 11.6%.
• Based on our FY14 step-off rate (on a straight-line basis):
Requires revenue CAGR of 12.5%, and
Requires Adjusted EBITDA (at $840M) CAGR of 12.5%.
• Phase 1 of Mission 2020 (FY14 through FY17) – “investment phase”.
Including this investment, annual Adjusted EBITDA targets during Phase 1 require growth that is comparable to our 10.9% compounded annual growth for three fiscal years ended June 30, 2013.

FY 2014 Accomplishments
Solera and NEOs delivered strong operating results and strategic results in FY14:
• On a constant currency basis:
Grew revenue by 16.8%
FY13 revenue growth over FY12 results was 8.5%.
Grew Adjusted EBITDA by 11.3% over FY13 results.
FY13 Adjusted EBITDA growth over FY12 results was 6.7%.
Adjusted EBITDA margin was 42.2%
• Completed seven acquisition transactions and announced two additional acquisition transactions that were completed in Q1 2015, which:
Contributed approximately $242 million in annual revenue on a run-rate basis,
Strengthened our core
business,
and
Diversified our portfolio of businesses.
Mitigates business risk by reducing reliance on any one market or solution.
Entered new market segments (ex: SMR, property and glass claims) and five new geographic markets.
Non-claims revenue in FY14 was 39% of total revenue vs 27% of total revenue in FY13.
•
Completed senior notes offerings totaling $1 billion, enabling us to redeem $850 million of existing notes.
More flexible covenant package provides additional freedom to operate to facilitate Mission 2020.
• Increased FY14 annualized dividend by 36% vs FY13 dividend
• Returned to stockholders about $75 million in value through dividends and stock repurchases.
• Delivered a TSR of 22.0% during FY14, bringing our five-year compound annual TSR to 22.5%.

(despite increased investments in the business).
over FY13 results.

Solera CEO 5-Year Average

85%
Long-Term Incentive Awards
7%
Salary
7%
Target Annual Incentive Bonus Plan
Variable Pay (93%)

Solera Other NEOs 5-Year Average

73%
Long-Term Incentive Awards
16%
Salary
11%
Target Annual Incentive Bonus Plan
Variable Pay (84%)

Variable Pay (87%)

Culture of Meritocracy.
•Well known and understood by our investors, and reflected in our pay-
for-performance compensation philosophy, strategy and design.
Variable vs Non-Variable Compensation.
•Non-Variable:  Annual base salary.
•Variable:  Annual cash bonus and LTI equity awards.
•CEO compensation (during the last five years):
93% variable vs 87% variable for similar positions in our FY15 peer group.
79% specific to performance-based equity awards or stock
options vs only 52% for FY15 peer group.
•Other NEOs (during the last five years):
84% variable - Similar strong emphasis on performance-based
equity awards and stock options.
Other Effective Design Components.
•Balance of performance metrics - shareholder return relative to peers, revenue and adjusted EBITDA growth, and ROIC.
•Severance and almost all equity awards are “double trigger”.
•No tax gross-ups in the event of a change-in-control.
•Stock ownership guidelines for all NEOs.
•NEOs subject to clawback policy.
Our Pay for Performance Philosophy, Strategy and Design
Peer Group CEOs

-Term
13%
Salary
18%
Annual Target
Bonus
69%
Long
Incentive
Awards

CEO Total Direct Compensation
Year-by-Year
5-Year Average
(FY10 -FY14)
$5.8
million
$0.73
$1.22
$1.15
$10.7
million
$0.75
$1.28
$1.31
$3.20
$4.20
$6.0
million
$0.78
$0.91
$1.31
$30.2
million
$0.78
$1.25
$1.48
$17.04
$2.7
million
$0.81
$1.90
$11.1
million
$0.77
$1.31
$1.05
$3.70
$0.84
$3.41
FY10
FY11
FY12
FY13
FY14
5-Year Avg.
Performance-Based Options
PSUs
Time-Based Stock Options
RSUs
Actual Bonus
Base Salary

NEO Pay at a Glance
CEO Pay
• $2.7 million – CEO FY14 total direct compensation (“TDC”) reported in proxy statement.
• Consists of base salary and annual cash incentive.
• No equity awards granted to CEO in FY14.
Mission 2020 Awards are by design significant relative to competitive practice for annual awards.
In recognition of this dynamic, the Committee does not intend to grant any additional equity to the CEO until Q4 of FY16.
CEO FY14 TDC was well below the median for similarly situated positions at peers.
Average CEO TDC during five years ended June 30, 2014 – $11.1 million.
•
TDC not a reflection of realizable compensation.
•
FY11:
Road to $1 Billion PSUs granted (40% of TDC).
Due to tough relative TSR performance hurdles, only 4% of PSUs were earned and 96% of the PSUs were forfeited.
FY13:
Mission 2020 Awards granted (80% of TDC).
The FY14 tranche of the Mission 2020 Awards has not been earned as relative TSR vesting hurdle has not yet been achieved.
Other NEOs Pay
•$730,000
to $1.3 million – Other NEO FY14 TDC.
•Consists of base salary and annual cash incentive payment.
•No equity awards granted to Other NEOs in FY14.
Mission 2020 Awards granted to the Other NEOs represented a portion of their equity awards associated with Mission 2020.
Other NEO equity awards granted in October 2014 represent the balance of the equity award opportunity associated with Mission 2020 and take into consideration the increased Adjusted EBITDA target for Mission 2020.
•Other
NEOs’ TDC was well below the median for similarly situated positions at peers.

The Committee remains committed to ensuring that CEO compensation design and opportunities are aligned with retaining and motivating Mr. Aquila to continue his strong performance and contributions.
Highest TDC years were FY11 and FY13
• Realizable compensation does not approach summary compensation table value until stock price reaches mid-$70s.  See Annex B.

2013 Annual Meeting and Say-on-Pay Vote; Stockholder Engagement
2013 Annual Meeting Results.
•Approx. 51.5% of the votes cast were cast FOR MSOP.
•Down from about 94% of the votes cast FOR MSOP at our 2012 Annual Meeting.
Stockholder Outreach.
•We engaged in a concerted stockholder outreach effort during FY14 and FY15.
Ensure stockholders were being heard and to address their concerns.
Connected with stockholders representing approximately 72% of outstanding shares (including 17 of our 20 largest investors).
Consistent Feedback Themes from Stockholders.
•Consistent Theme No. 1: Consider a different financial metric as a new vesting hurdle for the Mission 2020 Awards.
•Consistent Theme No. 2: Too many of the executive comp program’s performance-based elements include Adjusted
EBITDA.
Committee Responses to Consistent Feedback Themes.
•ROIC Vesting hurdle (approved by Committee October 1, 2014):
ROIC is an additional vesting hurdle, rather than simply replacing an existing hurdle.
Accordingly, the final three tranches of the Performance-Based Awards require that three vesting hurdles be achieved to earn the awards – Adjusted EBITDA; Relative TSR (which requires 60
th
percentile performance); and ROIC.
See Annex A for an illustration of the interplay between the three vesting hurdles for the final three tranches of the Performance-
Based Awards.
•The Performance-Based Awards require exceptional performance to be earned.
Example: We achieved the Adjusted EBITDA vesting hurdle for the FY14 tranche and achieved TSR of 22% in FY14; we have not achieved the applicable required Relative TSR vesting hurdle Therefore, this tranche has not yet vested.
NEO and Investor Interests are Aligned.
•Mission 2020 Awards are stock options with an exercise price of $58.33.
•NEOs will only realize value as stock price appreciates, aligning the interests of the NEOs and our investors.

Solera's 5-Year Performance Percentile Rank vs. Peers
Percentile Ranking
100
80
60
40
20
0
57th
71st
73rd
64th
45th
72nd
Revenue CAGR
Adjusted EBITDA CAGR
Cash Flow From. Ops Growth
Average ROIC
TSR CAGR
Comprehensive Performance Score

Other Feedback from Stockholder Advisory Firms and Investors and Our Responses
Topic: NEO compensation opportunities exceed peer median levels.
• Performance has historically exceeded peer median
levels,
supporting above-median pay.
•
CEO’s FY14 TDC was well below the median for peers.
•
Rigorous performance-based compensation:
Example -
Only 4% of the Road to $1 Billion PSUs were earned and 96% were forfeited.
Example -
FY14 tranche of the Mission 2020 Awards has not been earned.
• NEOs were not granted any equity awards during FY14.
• We do more with less – Only three NEOs each with roles that are broader than their peers.
Similar dynamic exists across all management levels at Solera Result = Aggregate compensation expense remains modest.
Topic: CEO pay and Company performance are not aligned.
Comprehensive approach pay-for-performance alignment, focusing on:
Long-term performance (five years versus three years or one year);
Evaluation of performance metrics in addition to TSR; and
Realizable compensation versus TDC calculated in accordance with SEC regulations.
• CEO realizable compensation approximated the 90 percentile, our comprehensive performance approximated the 72 percentile and our
stockholder value created approximated the 69   percentile.
• Difference of 25 points or less between realizable compensation and comprehensive performance score suggests reasonable alignment.

th
th
nd

Other Feedback from Stockholder Advisory Firms and Investors and Our Responses
Topic: Mission 2020 Awards have multiple vesting opportunities.
•Mission 2020 is an eight-year performance period that requires growth and investment to facilitate that growth.
•Performance outcomes may be volatile in the short/medium term, especially in regards to acquisitions, their timing and impact on our results.
•Provides ongoing incentive to achieve clear financial performance hurdles and create stockholder value, even if early hurdles are missed.
•Progressively
higher Adjusted EBITDA vesting hurdles – require an aggressive performance path and value creation.
•Relative TSR hurdles and the ROIC hurdles reinforce alignment with our stockholders’ interests.
•Performance-Based Awards vest only if all of the vesting hurdles are achieved.
Topic: Maximum discretionary multiplier has been applied to the CEO’s annual cash incentive.
•Discretionary multiplier provides an opportunity to recognize performance beyond that which is captured by our ABIP.
Examples:  market segment and geographic diversification; business risk mitigation; M&A execution and integration; product research and development; management development and succession planning; and enhancements to capital structure.
•Discretion may be applied to either increase or decrease compensation.
•Discretion requires Committee to conduct a more thorough assessment of CEO performance than what is captured by financial formulae.

Driven by our LDD strategy and the stewardship of our NEOs, FY14 operational, financial and strategic performance was solid.

Based on FY14 performance, we believe we are on a trajectory to achieve Mission 2020.

Key elements of performance-based compensation are tightly aligned with stockholder interests:

Our pay-for-performance design is working.

Committee remains focused on CEO's compensation design and opportunities.

We have responded to investor feedback.

The Committee will certainly review and take into consideration the results of the say-on-pay vote at our 2014 annual meeting when making subsequent compensation decisions.

We would like to understand your views concerning our executive compensation philosophy, strategy and design.

Conclusion and Takeaways

Road to $1B Awards:  Relative TSR performance hurdles.
Mission 2020 Awards: Relative TSR and ROIC performance hurdles; awards are stock options.
CEO and Other NEOs’
FY14 TDC well below the median.
No equity awards granted to NEOs during FY14.
CEO compensation:
Road to $1B PSUs -
due to rigorous relative TSR performance hurdles, only 4% of PSUs were earned and 96% of the PSUs were forfeited.
FY14 tranche of Mission 2020 Awards not earned as relative TSR performance hurdle has not yet been achieved.
Based on our five-year measure of comprehensive performance and stockholder value creation, CEO realizable pay and Company performance are within relative alignment band.
Mission 2020 Awards:  Added ROIC as an additional performance hurdle, resulting in more rigorous performance standards
Other Elements of Compensation Program: increased dialogue with stockholders; enhanced explanations of Committee decisions and rationales.

Adjusted EBITDA Trigger for FY15 Achieved
Yes
Relative TSR Trigger Achieved
Yes
ROIC Trigger Achieved
Yes
Tranche Vests
No
Tranche Forfeited
No
Tranche Forfeited
No
Adjusted EBITDA Trigger for FY16 Achieved
Yes
Relative TSR Trigger Achieved
Yes
ROIC Trigger Achieved
Yes
Tranche Vests
No
Tranche Forfeited
No
Tranche Forfeited
No
Adjusted EBITDA Trigger for FY17 Achieved
Yes
Relative TSR Trigger Achieved
Yes
ROIC Trigger Achieved
Yes
Tranche Vests
NO
Tranche Forfeited
No
Tranche Forfeited
No
Tranche Forfeited

Annex A – Mission 2020 Vesting Hurdles for Second Tranche of Performance-Based Awards
ROIC Trigger–
Achieve ROIC in excess our weighted average cost of capital plus a one percent premium. ROIC Trigger must be achieved when either the applicable Adjusted EBITDA Vesting Trigger or the applicable Relative TSR Trigger is achieved.
Relative TSR Trigger – Achieve greater than 60th percentile TSR rank vs. the S&P 400 midcap index constituents. Beginning point for all measurements is
March 29, 2013 and measurements consider 20 trading day trailing average stock price. Ending date for measurement may be any 20 trading day period ending the first day of the fiscal year (July 1) following the applicable tranche (e.g., July 1, 2015 following the second tranche) or ending any day thereafter through March 29, 2020.
Adjusted EBITDA – Calculated in a manner identical to the Adjusted EBITDA calculation in our earnings press releases, except that we deduct non-
controlling interests as required by the Performance-Based Award Agreement.

MISSION 2020 PERFORMANCE-BASED AWARDS

VESTING MEASUREMENT FEATURES

The table below sets forth the last date on which each of the performance hurdles can be achieved for each tranche of the Performance-Based Awards. The footnotes below describe relevant measurement features for each of the performance hurdles.

Performance Hurdles	FY 2014	FY 2015	FY 2016	FY 2017
Adjusted EBITDA (1)	Achieved	6/30/17	6/30/17	6/30/17
Relative TSR (2)	3/29/20	3/29/20	3/29/20	3/29/20
ROIC (3)	3/29/20	3/29/20	3/29/20	3/29/20

(1) Adjusted EBITDA performance hurdle includes the following measurement features:
   a. FY 2015: if performance hurdle not achieved on 6/30/15, then the performance hurdle can be achieved if Solera achieves either the FY 2016 or the FY 2017 performance hurdle, both of which are progressively higher than the FY 2015 performance hurdle.
   b. FY 2016: if performance hurdle not achieved on 6/30/16, then the performance hurdle can be achieved if Solera achieves FY 2017 performance hurdle, which is higher than the FY 2016 performance hurdle.

(2) Relative TSR performance hurdle includes the following measurement features:
   a. FY 2014: measure each 20-trading day period ending on 7/01/14 and each day thereafter until 3/29/2020.
   b. FY 2015: measure each 20-trading day period ending on 7/01/15 and each day thereafter until 3/29/2020.
   c. FY 2016: measure each 20-trading day period ending on 7/01/16 and each day thereafter until 3/29/2020.
   d. FY 2017: measure each 20-trading day period ending on 7/01/17 and each day thereafter until 3/29/2020.

(3) For the FY 2015, FY 2016 and FY 2017 tranche, ROIC is measured on the date that the applicable Adjusted EBITDA performance hurdle or the applicable Relative TSR performance hurdle is achieved.

Annex B – Mission 2020 Performance-Based Awards 12

MISSION 2020 PERFORMANCE-BASED AWARDS

CEO REALIZED VALUE

The table below sets forth the gross value and the post-tax value realized by our CEO at assumed stock prices in the event the performance hurdles for the Performance-Based Awards are achieved. The below information assumes that our CEO exercises and sells the stock option shares on the vesting date and a 44% all-in tax rate for the post-tax values. The exercise price for the Performance-Based Award is $58.33 per share.

Price on Vesting/Sale Date (Spread Value)	FY 2014 Gross Value (Post-Tax Value)	FY 2015 Gross Value (Post-Tax Value)	FY 2016 Gross Value (Post-Tax Value)	FY 2017 Gross Value (Post-Tax Value)	TOTAL Gross Value (Post-Tax Value)
$68.33 ($10.00)	$2,254,820 ($1,262,700)	$2,254,820 ($1,262,700)	$2,254,820 ($1,262,700)	$2,254,820 ($1,262,700)	$9,019,280 ($5,050,800)
$78.33 ($20.00)	$4,509,640 ($2,525,400)	$4,509,640 ($2,525,400)	$4,509,640 ($2,525,400)	$4,509,640 ($2,525,400)	$18,038,560 ($10,101,600)
$88.33 ($30.00)	$6,764,460 ($3,788,100)	$6,764,460 ($3,788,100)	$6,764,460 ($3,788,100)	$6,764,460 ($3,788,100)	$27,057,840 ($15,152,400)

Annex B – (continued) 13